UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2017

ORION GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Ave., Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

James Michael Pearson, a member of the Company's Board of Directors, entered into a Rule 10b5-1 Option Exercise and Sale Plan with a third party broker as of August 11, 2017 (including all requisite schedules). The agreement terminates on October 4, 2019 and although on August 17, 2017 it was filed on the requisite Form 8-K, the filing did not include all the schedules. Therefore, this Form 8-K/A amends and supplements the August 17, 2017 filing and includes as Exhibit 99.1* a complete copy of said plan, including all schedules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.

By: /s/ Christopher J. DeAlmeida
Dated: June 8, 2018	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	10b5-1 Option Exercise and Sales Plan

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